UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WIZZARD SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

April 7, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wizzard Software Corporation, which will be held on Wednesday, June 9, 2010, starting at 2:00 p.m., Eastern Daylight Time, at the Marriott Courtyard, 5308 Liberty Ave Pittsburgh, PA 15224. In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be a report with respect to the current status of our operations and an opportunity for you to ask questions.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on April 6, 2010 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

If you have any questions after reading the Proxy Statement and other materials we have sent, please call Art Batson, our Investor Relations Representative, at (407) 478-1120.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2010

To the Stockholders of Wizzard Software Corporation:

The 2010 Annual Meeting of Stockholders of Wizzard Software Corporation, a Colorado corporation, will be held on Wednesday, June 9, 2010, starting at 2:00 p.m., Eastern Daylight Time, at the Marriott Courtyard, 5308 Liberty Ave., Pittsburgh, PA 15224, for the following purposes:

1.	To elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified;

2.	To approve our 2010 Stock Option Plan;
3.

To approve the Securities Purchase Agreement entered into on April 1, 2010, between the Company and five institutional investors, and the issuance of up to 13,000,000 shares of our common stock pursuant thereto;

4.	To ratify the selection by the Board of Directors of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2010; and

5.	To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof.

Our Board of Directors has chosen the close of business on April 6, 2010 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about April 30, 2010.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

April 7, 2010

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

EXECUTIVE OFFICERS

5

CORPORATE GOVERNANCE

7

Board of Directors Independence

7

Committees of the Board of Directors

7

Communicating Concerns to Directors

8

Board and Committee Meetings

8

Nominating Committee Report

8

Audit Committee Report

9

Compensation Committee Interlocks and Insider Participation

10

COMPENSATION DISCUSSION AND ANALYSIS

10

Overview and General Philosophy

10

Compensation Objectives

10

Compensation Administration

11

Compensation Components

12

Retirement and Other Benefits

13

Compensation Committee Report

13

Restricted Stock Awards

14

Outstanding Equity Awards at Fiscal Year End

14

Nonqualified Deferred Compensation

15

Other Potential Post-Employment Payments

15

Summary Information about Equity Compensation Plans

15

DIRECTOR COMPENSATION

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

17

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

18

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWARE CORPORATION 2010 STOCK OPTION PLAN                                                                                                                                                                 20

PROPOSAL NO. 3 - APPROVAL OF THE SECURITIES PURCHASE AGREEMENT DATED APRIL 1, 2010, AND THE ISSUANCE OF UP TO 13,000,000 SHARES OF OUR COMMON STOCK PURSUANT THERETO                                                                                                                                                                           20

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

22

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on June 9, 2010

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Wizzard Software Corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of Wizzard for use at Wizzard’s Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Wednesday June 9, 2010, starting at 2:00 p.m., Eastern Daylight Time, at the Marriott Courtyard, 5308 Liberty Ave., Pittsburgh, PA 15224, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These materials will be first mailed to stockholders on or about April 30, 2010.

When we use “Wizzard,” “we,” “us,” “our” or the “Company,” we are referring to Wizzard Software Corporation.

This Proxy Statement and our Annual Report to Shareholders are also available at:

http://annualreports.wizzardsoftware.com.

http://proxystatement.wizzardsoftware.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of directors; (ii) the approval of our 2010 Stock Option Plan; (iii) the approval of the Securities Purchase Agreement that we entered into on April 1, 2010, and the issuance of up to 13,000,000 shares of our common stock pursuant thereto; and (iv) the ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”). An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on four proposals at the annual meeting:

•	the election of directors;
•	the approval of the 2010 Stock Option Plan;
•	the approval of the Securities Purchase Agreement and the issuance of up to 13,000,000 shares of our common stock pursuant thereto;
•	the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2010.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors;
•	FOR the approval of the 2010 Stock Option Plan;
•	FOR the approval of the Securities Purchase Agreement and the issuance of up to 13,000,000 shares of our common stock pursuant thereto;
•	FOR the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2010.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on April 6, 2010, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 57,960,122 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, Annual Report and proxy card have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Colorado law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.

•

For Proposal 2 (2010 Stock Option Plan), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 3 (approval of the Securities Purchase Agreement and the issuance of up to 13,000,000 shares of our common stock pursuant thereto), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 4 (ratification of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For any other matters (other than the election of directors) on which stockholders of Wizzard are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,

•	submitting a properly signed proxy card bearing a later date,

•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the Annual Report on Form 10-K or this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

 John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by calling John Busshaus, Chief Financial Officer, at (412) 621-0902.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting Kathy Neal, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting consistent with regulations adopted by the Securities and Exchange Commission (SEC) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2010 annual meeting, we must receive them not later than January 1, 2010 or such later date as we may specify in our SEC filings. Your proposals should be addressed to Wizzard Software Corporation at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2011 annual meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to April 30, 2011.

Am I entitled to dissenter’s rights?

Under Colorado law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, nominees for election as directors, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

To the extent that any of the above-referenced persons may be eligible to participate in our 2010 Stock Option Plan, they may be deemed to have an interest in the adoption of such plan.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact John Busshaus, our Chief Financial Officer:

•	by mail, to:

John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by telephone, at (412) 621-0902

EXECUTIVE OFFICERS

The following table sets forth:

•	the names of our current executive officers,

•	their ages as of the record date for the annual meeting and

•	the capacities in which they currently serve Wizzard :

Name	Age	Position(s)	Officer Since
Christopher J. Spencer	41	Chief Executive Officer and Chairman of the Board	2001
John Busshaus	47	Chief Financial Officer	2007

See “Proposal No. 1 — Election of Directors” for biographical information regarding Mr. Spencer and each of our other current directors.

John Busshaus has served as our Controller since April 2006, until his election as our Chief Financial Officer on January 29, 2007.  Mr. Busshaus has been responsible for our overall accounting and financial reporting functions since joining the company in April 2006. From 2004 to 2006, Mr. Busshaus was an independent business consultant.  Mr. Busshaus’ efforts were assisting organizations with the implementation of Sarbanes Oxley, filing of SEC reports, and taking a company through an IPO.  Mr. Busshaus worked for Talanga International from 2001 to 2004, where he was the Chief Financial Officer for the company.  From 1999 to 2000, Mr. Busshaus worked for Mellon Bank as Controller and Vice President, and was responsible for strategic planning and managing the annual and monthly budgeting within Global Security Services.  From 1994 to 1998, Mr. Busshaus worked for PepsiCo as Senior Business Planner, and was responsible for annual and quarter budgets planning, as well as weekly, monthly and quarter reporting of results.  As a member of management, Mr. Busshaus' efforts contributed to the revenue growth and market share increases in a market that was categorized as saturated.

Involvement in Certain Legal Proceedings.

     During the past ten years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed,

suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family Relationships.

     There are no family relationships between any of our directors or executive officers.

CORPORATE GOVERNANCE

We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of Wizzard.  The Code of Ethics and Business Conduct, Board of Directors committee charters, Bylaws and Certificate of Incorporation are available at our corporate offices. Stockholders may request free printed copies of these documents from:

Wizzard Software Corporation

Attn: Kathy Neal

5001 Baum Blvd., Suite 770

Pittsburgh, PA 15213

(412) 621-0902

Board of Directors Independence

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the NYSE Amex Equities. The non-management independent directors meet in executive session, without management, at least annually. Mr. Polinsky, an independent non-management director, chairs all executive session meetings of directors.

Committees of the Board of Directors

The Board of Directors has adopted written charters for two standing committees: the Nominating Committee and the Audit Committee. The Board has determined that all members of the Nominating and Audit Committees are independent and satisfy the relevant SEC or NYSE Amex Equities independence requirements for members of such committees.

Nominating Committee.    The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board in identifies individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management.

Audit Committee.    The Audit Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Gregory & Associates, our independent auditors, reports directly to the Audit Committee.

We will provide a free printed copy of any of the charters of any Board committee to any stockholder on request.

Compensation Committee.    The Compensation Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the

Board of Directors; reviews and approves corporate goals and objectives with respect to CEO compensation and, based upon these evaluations, determines and approves the CEO’s compensation; makes recommendations to the Board of Directors with respect to non-CEO executive officer compensation. The Compensation Committee also has the responsibility to provide the report to stockholders on executive officer compensation, which appears below.

Communicating Concerns to Directors

The non-employee directors have established procedures to enable anyone wishing to communicate with our Board of Directors in one of the following ways:

•	E-mailing the directors at directors@wizzardsoftware .com, or

•	Writing to the directors, at the following address:

Board of Directors

Wizzard Software Corporation

c/o Corporate Secretary

5001 Baum Blvd

Suite 770

Pittsburgh, PA 15213

The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:

•	Calling the whistle blowing hotline @ (888) 363-7411

•	Writing to the Audit Committee, at the following address:

Chair of the Wizzard Audit Committee

5001 Baum Blvd

Suite 770

Pittsburgh PA 15213

The Corporate General Counsel will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee, together with any other director named in the communication. All other communications will be forwarded to the designated lead independent director of the Board of Directors, together with any other director named in the communication. Communications may be anonymous.

Board and Committee Meetings

The Board held one meeting during fiscal 2009.  We encourage but do not require Board member attendance at our annual meeting.  The Audit Committee held four meeting in fiscal 2009. Each director attended at least 75% of the aggregate of the total number of board and applicable committee meetings.

Nominating Committee Report

The Nominating provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.

The Nominating has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the NYSE Amex Equities.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.

Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for our annual meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We anticipate that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by anyone else, although, the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with NYSE Amex Equities listing standards and SEC rules.

All of the nominees for directors being voted upon at the annual meeting are directors standing for reelection.

The Nominating and Corporate Governance Committee assisted the Board and each of its committees in conducting self-evaluations of their functioning and effectiveness. The committee also has reviewed and approved the Company’s CEO succession plan.

Nominating Committee

Douglas Polinsky

Denis Yevstifeyev

J. Greg Smith

Audit Committee Report

The Audit Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Gregory & Associates LLC, our independent auditors, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Gregory & Associates the firm’s independence from Wizzard, including the matters in the letter from Gregory & Associates required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Gregory & Associates’ independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting.

The Audit Committee discussed with Gregory & Associates the overall scope and plans for their respective audits. The committee regularly meets with Gregory & Associates, with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Gregory & Associates’ reports, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC. The committee and the Board also have recommended, subject to stockholder approval, the selection of Gregory & Associates, LLC to audit our 2009 consolidated financial statements.

Audit Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and General Philosophy

At Wizzard, our focus is to create value through advancements in the use of speech recognition software within our diverse businesses. Our executive compensation program supports this goal of value creation by:

•	rewarding executives for obtaining performance milestones;

•	aligning the interests of executives with the interests of stockholders; and

•	attracting and retaining highly motivated and talented executives.

Our compensation elements simultaneously fulfill one or more of these three objectives. The elements include:

•	base salary;

•	discretionary bonuses (in the form of cash, restricted stock, and stock options);

•	benefits programs.

The type and amount of compensation is determined considering current pay, competitive pay data from the external talent market and the opportunity for future pay. We combine compensation elements for each executive in a manner that will meet the performance, alignment and retention goals listed above as well as eliciting the best possible contribution from the executive.

Compensation Objectives

Our executive compensation philosophy is built around two objectives: supporting stockholder value creation through, aligning the interests of executives with the interests of stockholders, and attracting and retaining highly motivated and talented executives.

Due to our diverse businesses, we have determined that no specific peer group is appropriate to use in defining market pay levels for our named executives. We therefore use general industry data of companies which are a similar size to us based on market capitalization to establish market pay levels.

Obtained Performance Milestones:

•	We construct our annual bonus opportunities to have appropriately aggressive targets that require significant achievement against performance milestones.

Aligned Interests:

•	Our base pay practices reduce fixed costs and emphasize performance-based incentive programs, which we believe are in the best interests of stockholders.

•	We base our annual bonus opportunities on performance milestones and value to the shareholder that focus executives on performance results that is of common interest to stockholders.

•	We award long-term equity incentive opportunities using stock options and restricted stock so that appreciating stock value is a significant factor in executive compensation.

Executive Retention:

•

We believe our use of lower base salary levels accompanied by an emphasis on incentive programs attracts executives that are appropriately aggressive, innovative, and willing to risk a larger share of their compensation on their own performance and the performance of the Company.

•	Discretionary bonuses allow us to adjust to unique market conditions in a timely fashion in order to retain key executives.

Compensation Administration

General Process.    Executive compensation decisions at Wizzard are the product of several factors, modified by judgment and discretion as necessary. The predominant factors include:

•	key performance measurements such as revenue, monthly download of content, and key business developments;

•	strategic initiatives such as acquisitions, and implementation of process improvements;

•	achievement of specific operational goals relating to the sphere of influence led by the executive;
•	compensation of other executives within the Company (to ensure internal equity); and

For the CEO, these factors are judged and compensation is recommended by the Compensation Committee of the Board of Directors and approved by the Board. For the other executive officers (including all of the named executives in the Summary Compensation Table), the factors are considered by the CEO, who recommends compensation levels. These judgments and recommendations are then reviewed and approved or revised by the Compensation Committee.

Generally, the Compensation Committee reviews and makes adjustments to base compensation once per year, effective at the beginning of each fiscal year (January 1). Annual incentives are typically paid within two months of the fiscal year end, usually in mid-February.  Equity grants are typically awarded in the spring of each year, in March or early April.

Role of Compensation Committee.    The Compensation Committee oversees the design, development and implementation of our compensation program. The Committee evaluates the performance of the CEO and determines CEO compensation consistent with the objectives of the compensation program. The Committee also approves all incentive compensation plans and approves or revises recommendations made by the CEO for compensation decisions affecting other executives. The Committee also approves all bonuses, awards and grants under all incentive plans.

Role of CEO.    Our CEO is responsible for the implementation and administration of our compensation program throughout the organization. The CEO evaluates the performance of executives and, consistent with the objectives of the compensation program, meets with the Compensation Committee to consider and recommend compensation programs, set and evaluate performance milestone, and make specific recommendations on the form and amount of compensation for named executives.

Compensation Components

Short-Term Compensation.    Consistent with our stated compensation philosophy, our key metric for executive short-term compensation is annual total cash compensation. Discretionary bonuses provide significant upside potential which results in targeted annual total cash compensation.

Our performance for fiscal 2009 was at or below targeted levels, due to a year that presented an economic recession. Company-wide, total revenue for the year was $5.2 million, a decrease of 15% from the previous year.    During 2009, the Company closed three subscription agreements whereby one institutional investor invested a total of $1.7 million in cash in exchange for 4.2 million shares of common stock.

Base Salary.    We consider base salary a tool to provide executives with a reasonable base level of income relative to the scope of the positions they hold. Base salaries are established based on the level of responsibility for the position. With the exception of the CEO and named executives all base salaries are reviewed annually, and are adjusted from time to time to reflect changes in responsibility level.

In 2009, our named executives’ salaries ranged from $100,000 to $145,200. Changes in senior executive base pay during fiscal year 2008 included an increase in Mr. Spencer’s annual base pay on February 1, 2008 from $132,000 to $145,000; an increase in Mr. Busshaus’ annual base pay from $121,000 to $133,100 on February 1, 2008.

Annual Bonus.    Currently, there is not an established annual incentive bonus plan.

Discretionary Bonuses.    Because there is not an annual incentive plan, the Compensation Committee may determine a discretionary bonus is to be awarded to appropriately reward senior executives.  In these cases, discretionary bonuses are used to assure that executives are appropriately rewarded. The Committee determines discretionary bonuses for the CEO. The CEO recommends discretionary bonuses for all other named executives, which are then approved or adjusted by the Committee.

In fiscal year 2009, there were no discretionary bonuses awarded to any executive officer.

Our Compensation Committee believes that we have executed on our compensation philosophy given the level of Company performance in fiscal 2009.

Long-Term Incentive Compensation.    In 2009, we offered a limited group of employees, including all named executives, stock options.

In fiscal 2010, we plan to execute a long-term incentive design that will utilize stock options. For senior management, including named executives, the primary emphasis will be on stock option awards. This results primarily in senior management focus on stock price performance, directly aligning the interests of executives with the interests of stockholders. It also puts a higher percentage of long-term compensation at risk as the design delivers less immediate value to executives.

All stock-options granted to the named executives by the Company must have prior Compensation Committee approval. The exercise price for all stock-based awards coincides with the date the Committee approves the award grant. It is against Company policy to back-date stock-based awards or to try to time stock-based awards for any reason and we have never engaged in these practices.

Award Adjustment or Recovery.    We do not have a policy to recover or otherwise adjust payments made or awards earned as a result of changes in subsequent periods relating to performance measures upon which such payments or awards are based, sometimes referred to as a “clawback” policy. We have not required any named executive to return any award or repay any payment received in any fiscal year.

Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to named executives unless compensation is based on an individual’s meeting pre-established performance goals determined by a compensation committee and approved by stockholders.

Retirement and Other Benefits

Generally, we view retirement savings as a personal matter. We currently do not offer any pre-tax retirement savings through the use of a traditional 401(k) plan; a deferred compensation plan or other retirement programs.

Perquisites.    Eligible employees, including named executives, participate in various other employee benefit plans, including medical and dental care plans; flexible spending accounts for health care; life, accidental death and dismemberment and disability insurance; and vacation plans. The primary purpose of providing these plans and limited perquisites to senior executives is to attract and retain talented executives to manage the Company. With respect to non-insurance perquisites, we prefer to take a minimalist approach. For fiscal 2009, the Company did not have executive non-insurance perquisites.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with our management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2009 Annual Report on Form 10-K.

Compensation Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Summary Compensation Table

The following sets forth the compensation of Wizzard’s Chief Executive Officer during fiscal 2009, and the other persons who served as executive officers during fiscal 2009. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2009.

SUMMARY COMPENSATION TABLE – FISCAL 2009

Name and principal position	Salary ($)	Bonus ($)	(1)	Stock awards ($)		Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Christopher Spencer – Chief Executive Officer
2009	145,200	0		0		0	0	145,200
2008	143,875	0		0		0	0	143,875
2007	115,083	35,190		0		0	0	150,273
John Busshaus – Chief Financial Officer
2009	133,100	0		0		0	0	133,100
2008	131,115	0		293,750	(2)	0	0	424,865
2007	115,042	0		558,488	(3)	0	0	673,530

(1)	The bonuses shown in this column represent discretionary awards.

(2)

Stock-based compensation represents the amounts recognized for financial reporting purposes for granting of stock options totaling $177,320, calculated in accordance with the requirements of SFAS No. 123R.  Reference is made to Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year 2008 for a detailed description of the assumptions used in valuing stock-based awards under SFAS No. 123R.

(3)

Stock-based compensation represents the amounts recognized for financial reporting purposes for granting of stock options totaling $361,238, calculated in accordance with the requirements of SFAS No. 123R.  In addition, Stock-based compensation represents the award of Restricted Stock total $197,250.  Reference is made to Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year 2007 for a detailed description of the assumptions used in valuing stock-based awards under SFAS No. 123R.

Restricted Stock Awards

There were no issuances of restricted stock award during fiscal 2009 to any named executive.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards for the named executives as of December 31, 2009:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

	Options awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
John L. Busshaus	137,500	0	1.59	5/22/2016	0	0
John L. Busshaus	200,000	0	2.20	5/16/2017	0	0

  Option Exercises and Stock Vested

The following table sets forth information concerning fiscal 2009 option exercises and restricted stock that vested during fiscal 2009 for the named executives.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2009

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christopher Spencer	0	0	0	0
John L. Busshaus	0	0	0	0

Nonqualified Deferred Compensation

The Company does not have a Deferred Compensation Plan for its executive officers.

Other Potential Post-Employment Payments

As of December 31, 2009, there were no named executives with employment contracts that require or required severance or other post-employment payments.

Summary Information about Equity Compensation Plans

As of December 31, 2009, we had six stock option plans, which were not approved by stockholders. A total of 1,937,500 shares of common stock have been reserved for ultimate issuance under the plans. Four of the plans have expired and awards can no longer be granted under those plans. As of December 31, 2009, options for approximately 10,745 shares of common stock could be granted under the remaining plans.

The Compensation Committee, or in its absence, the full Board, administers and interprets the plans. This Committee is authorized to grant options and other awards both under the plans and outside of any plan to eligible employees, officers, directors, and consultants. Terms of options and other awards granted under the plans, including vesting requirements, are determined by the Committee and historically have varied significantly. Options and other awards granted under the plans vest over periods ranging from zero to ten years, expire ten years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. Incentive stock option grants are intended to meet the requirements of the Internal Revenue Code.

2002 Stock Option Plan.    A total of 1,000,000 shares of common stock are reserved for issuance under the 2002 Stock Option Plan. The 2002 Plan expired in 2007 and awards can no longer be granted under the 2002 Plan. The 2002 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2004 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2004 Stock Option Plan. The 2004 Plan expired in 2007 and awards can no longer be granted under the 2004 Plan. The 2004 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2005 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2005 Stock Option Plan. The 2005 Plan expired in 2007 and awards can no longer be granted under the 2005 Plan. The 2005 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2006 Stock Option Plan.    A total of 137,500 shares of common stock are reserved for issuance under the 2006 Stock Option Plan. The 2006 Plan expired in 2006 and awards can no longer be granted under the 2006 Plan. The 2006 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2007 Stock Option Plan. The 2007 Plan has not expired and awards up to 3,245 can be granted under the 2007 Plan. The 2007 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Key Employee Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2007 Key Employee Stock Option Plan. The 2007 Key Employee Plan expired in 2007 and awards can no longer be granted under the 2007 Key Employee Plan. The 2007 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Stock Option Plan.    A total of 200,000 shares of common stock are reserved for issuance under the 2008 Stock Option Plan. The 2008 Plan has not expired and awards up to 7,500 can be granted under the 2008 Plan. The 2008 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Key Employee Stock Option Plan.    A total of 400,000 shares of common stock are reserved for issuance under the 2008 Key Employee Stock Option Plan. The 2008 Key Employee Plan has not expired and awards up to 15,334 can be granted under the 2008 Key Employee Plan.  The 2008 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2009 Stock Option Plan.    A total of 2,000,000 shares of common stock are reserved for issuance under the 2009 Stock Option Plan. The 2009 Plan has not expired and awards up to 1,240,000 can be granted under the 2009 Plan. The 2009 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

No Loans for Option Exercises.    It is our policy to not make loans to employees or officers for the purpose of paying for the exercise of stock options.

Stockholder Approval of Equity Compensation Plans.    The following table presents information as of December 31, 2009, about our common stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans and individual arrangements. As described above, we have seven stock option plans under which options have been granted.

Plan Category	Maximum shares to be issued upon exercise of options	Weighted-average exercise price of outstanding options	Shares remaining available for future issuance under existing equity compensation plans (excluding shares reflected in first column)
Plans approved by stockholders	134,000	$0.47	1,265,334
Plans not approved by stockholders	475,500	2.03	10,745

Total	606,500	$1.69	1,276,079

DIRECTOR COMPENSATION

In 2009, we paid our non-employee directors a cash retainer. In 2010, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2009. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2009.

DIRECTOR COMPENSATION TABLE – FISCAL 2009

Name	Fees earned or paid in cash ($)	Option awards ($)	Total ($)
Doug Polinsky	18,000	0	18,000
J. Gregory Smith	18,000	0	18,000
Denis Yevstifeyev	18,000	0	18,000

All outside directors are entitled to base annual cash compensation of $24,000, which we pay monthly.  Currently, the outside directors also receive options for the purchase of common stock which normally vest at the rate of 24,000 shares each year, through December 31, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of April 6, 2010 regarding the beneficial ownership of our common stock, for:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and
•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of April 6, 2010 there were 57,960,122 shares of common stock outstanding. As of that date, there were options to purchase 777,000 shares of common stock and warrants to purchase 508,378 shares of common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
5% Stockholders:
Christopher Spencer, Chief Executive Officer	3,049,934		5.3%

Voice Recognition Investment LP	3,774,186		6.5%

Directors:
Douglas Polinsky	102,000		*
J. Gregory Smith	0
Denis Yevstifeyev	0
David Mansueto	1,143,857		2.0%

Executive Officers:
John L. Busshaus, Chief Financial Officer	337,500	(3)	*
All directors and executive officers as a group (7 persons)	8,407,477		14.5%
*			Less than 1%
(1)			The address of each director and officer is c/o Wizzard Software Corporation, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from April 1, 2010, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of April 1, 2010.

(3)			Includes 125,000 stock options that are vested or will vest within 60 days of April 1, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us with respect to fiscal 2009 and on representations that no other reports were required, we believe that during the 2009 fiscal year all applicable Section 16(a) filing requirements were met.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Transactions with Management and Others

We maintain various policies and procedures relating to the review, approval or ratification of transactions in which we and our subsidiaries are a participant and in which any of our directors, executive officers, major stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this proxy statement as related persons. Our Code of Ethics and Business Conduct, which is available on our website at www.wizzardsoftware.com, prohibits our employees, including our executive officers, from engaging in specified activities without prior approval. These activities typically related to conflicts of interest situations where an employee may have significant financial or business interests in another company competing with or doing business with us, or who stands to benefit in some way from such a relationship or activity.

Our Board of Directors has responsibility for reviewing and approving or ratifying related person transactions as defined under SEC regulations to the extent not delegated to another committee of the Board. In addition, the Board annually determines the independence of directors based on a review by the directors and the Nominating Committee.  The Compensation Committee reviews and approves compensation arrangements for the executive officers and directors.

We believe that these policies and procedures collectively assure that all related person transactions requiring disclosure under SEC rules are appropriately reviewed and approved or ratified. Each of the transactions disclosed below has been reviewed and approved or ratified by our Board of Directors and we believe that the terms of each of these transactions are no less favorable to us than we could obtain from an unaffiliated party.

Transactions with Related Persons

Survival Spanish, an Education podcaster ran advertising campaigns on his shows during 2009.  Survival Spanish are owned by David Spencer.  David Spencer is a sibling of the CEO of the Company.  During 2009, payments were made to Mr. Spencer totaling $786.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

Nominees for Election as Directors

At the time of the annual meeting, the Board will consist of five members: Christopher Spencer, J. Gregory Smith, Denis Yevstifeyev, Douglas Polinsky and David Mansueto. At the annual meeting, the stockholders will elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified.

The Board proposes that the five individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as director at the time of the annual meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with Wizzard	Director Since
Christopher Spencer	41	Chairman and CEO	1995
David Mansueto	31	Director	2007
Douglas Polinsky	51	Chairman of Audit Committed and Director	2007
J. Gregory Smith	41	Director	2007
Denis Yevstifeyev	28	Director	2007

 Christopher Spencer has served as our Chief Executive Officer, President and as a director of Wizzard since February 7, 2001.  Mr. Spencer has been responsible for our overall direction since our inception and has been instrumental in leading us to our current position in the speech recognition industry.  From 1994 until 1996, Mr. Spencer founded and worked for ChinaWire, Inc., a high-technology company engaged in financial remittance between international locations and China.  Mr. Spencer worked for Lotto USA, Inc. from 1992-1994, where he was founder and Chief Executive Officer for the Pennsylvania computer networking company.  From 1990 until 1992, Mr. Spencer worked for John Valiant, Inc., and was responsible for business concept development and obtaining financing.  Mr. Spencer's efforts combined an effective advertising/promotions campaign with proper timing in the young adult/college restaurant/nightclub market.  John Valiant was sold for a profit in 1992 after successfully operating three revenue-generating divisions.

David Mansueto has served a director for Wizzard's since April of 2007.  Mr. Mansueto was a co-founder and executive officer of Liberated Syndication, since the founding of the business in 2004.  Mr. Mansueto handles creative planning and strategic decision making for Liberated Syndication and the newly formed Wizzard Media.  From 2004 to 2007, Mr. Mansueto founded and ran Liberated Syndication, the largest podcast hosting business in the world.  From 2001 to 2004, Mr. Mansueto was engaged in the performance and digital arts, and produced many performance series in the Pittsburgh area including a regular public access talk show that featured local artists, entrepreneurs and politicians.  In 2000, Mr. Mansueto co-created Emayhem.com, one of the web's first user generated online communities. In 1996, Mr. Mansueto attended the University of Pittsburgh to study theatre, film and music.  Mr. Mansueto was awarded the top prize at the American College Theatre Festival for his sound design work on the premiere stage production of The Hudsucker Proxy.

Douglas Polinsky has served as a Director of Wizzard since October 2007.  Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995.  Great North advises corporate clients on capital format and other transaction-related financial matters.  Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.

Greg Smith has served as a Director of Wizzard since October 2007.  Mr. Smith is an award-winning producer and entrepreneur with over 10 years of experience in Non-Fiction Television.  In 2000, Mr. Smith established The Solution Film Group, LLC and acts as the Company’s President.  Mr. Smith provides professional production and editorial support for various forms of non-fiction television entertainment, including the direction of media projects from development through production and post-production.  His clients include Discovery Channel, Science Channel, Discovery HD Theater, Animal Planet, The Military Channel, PBS, and Discovery Networks International.  Mr. Smith most recently won an Emmy in 2006 for the Discovery Channel’s animated special Before the Dinosaurs.  His other awards for excellence in production and editing include Emmys for the Discovery Channel’s Walking with Prehistoric Beasts and Allosaurus:  A Walking with Dinosaurs Special.  From 1997 to 2000, Mr. Smith worked for Discovery Communications, Inc. in the capacity of Supervising Producer from January 1998 to November 2000, and Producer/Editor from October 1997 to January 1998. From 1995 to 1996, Mr. Smith worked for Discovery Channel Pictures serving as Assistant Editor from March 1996 to October 1997, and Production Assistant from September 1995 to March 1996. From 1994 to 1995, Mr. Smith worked for Crawford Communications in Atlanta, Georgia as a Manager of Satellite Services for The Learning Channel.

Denis Yevstifeyev has served as a Director of Wizzard since October 2007.  Mr. Yevstifeyev operates his own consulting practice providing accounting and management consulting services to clients across various business sectors. From 2007 to 2008, Mr. Yevstifeyev served as Sr. Financial Reporting Analyst for American Eagle Outfitters, Inc, in Pittsburgh.  His duties included: preparing and analyzing various internal and external financial reports; researching new accounting pronouncements and evaluating any impact on the financial statements.  He also reviewed accounting workpapers and prepared the Company’s SEC filings for forms 8-K, 10-Q and 10-K.  From 2005 to 2007, Mr. Yevstifeyev worked Schneider Downs, Inc., where he worked on Sarbanes-Oxley compliance engagements. In 2005, Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College.  He also graduated with honors from the

Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000.  From 2002 to 2003, Mr. Yevstifeyev served as the Settlement Department Manager for SDM BANK in Moscow, where he dealt with domestic and international corresponding banks, among other responsibilities.

Your Board of Directors unanimously recommends a vote FOR the election of Messrs. Spencer, Mansueto, Polinsky, Smith and Yevstifeyev.

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWARE CORPORATION 2010 STOCK OPTION PLAN

The Board of Directors recommends stockholder approval of the 2010 Stock Option Plan (2010 Plan) for the issuance of 2,000,000 options.  The 2010 Plan shall be administered by the Board of Directors of the Company.

The Company shall grant options pursuant to the 2010 Plan upon determinations of the Board as to which of the eligible persons shall be granted options, the number of shares to be optioned and the term during which any such options may be exercised.  At all times, a majority of the members of the Board making determinations about the grant of options to employee-directors or employee-officers must be disinterested in the grant being made.

All employees, non-employee directors and any other persons providing valuable services to the Company are eligible to receive stock options.  Incentive Stock Options under the 2010 Plan may only be granted to such employees of the Company or any subsidiary thereof, as selected by the Board.  Non-Qualified Stock Options may be granted to employees, non-employee directors and any other persons providing valuable services to the Company..

In selecting the employees or other persons to whom stock options shall be granted, as well as determining the number of shares subject to each option, the Board shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the 2010 Plan.  An optionee who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

No stock option may be granted under the 2010 Plan later than the expiration of 10 years from the effective date of the 2010 Plan.

We are seeking your approval for the 2010 Plan. If stockholder approval is not obtained, no options may be granted under the 2010 Plan.

The Board of Directors believes that it is in our best interests to be able to continue to provide a means by which our employees, including officers, may increase their equity ownership in Wizzard and thereby to provide them with an incentive to enhance stockholder returns.  At this time, there are no plans, proposals or arrangements, written or otherwise, to grant any of the authorized options under the 2010 Plan.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the 2010 Stock Option Plan.

Your Board of Directors unanimously recommends a vote FOR the approval of the Company’s 2010 Stock Option Plan.

PROPOSAL NO. 3 - APPROVAL OF THE SECURITIES PURCHASE AGREEMENT DATED APRIL 1, 2010, AND THE ISSUANCE OF UP TO 13,000,000 SHARES OF OUR COMMON STOCK PURSUANT THERETO

On April 1, 2010, we executed a Securities Purchase Agreement with five institutional investors (the “Investors”), by which the Investors agreed to purchase an aggregate of 8,000,000 shares of our one mill ($0.001) par value common stock (the “Shares”) at a price of $0.25 per Share, and warrants to purchase 5,000,000 additional shares of our common stock at an exercise price of $0.35 per share (the “Warrants”), all pursuant to our Registration Statement on Form S-3 (Securities and Exchange Commission File No. 333-162142) that was declared effective by the Commission on December 11, 2009 (the “Offering”).  The offer and sale of these securities was made directly by us, without the use of any placement agent or underwriter. If we are able to sell all of the Shares and Warrants, we will receive gross proceeds of $2,000,000, before deduction of offering expenses which we estimate to be approximately $25,000.  If all of the Warrants are exercised, we will receive additional gross proceeds of $1,750,000.  We expect to use all of the net proceeds from the sale of the Shares and Warrants, and from the exercise of the Warrants, for working capital.

The Securities Purchase Agreement grants to the Investors the right to participate in subsequent financings by us for the first 13 months following closing of the Securities Purchase Agreement, and requires that we give each investor five trading days’ pre-notice of any such subsequent financings.  The Securities Purchase Agreement also prohibits us from issuing any shares of our common stock or common stock equivalents for a period of 90 days after closing of thereof without the prior written consent of investors holding at least 67% of the Shares purchased under the Offering.  We are also prohibited from issuing common stock or common stock equivalents in any variable rate transaction until no Warrants remain outstanding.

The Warrants shall be exercisable at any time on or after the 181st day following the issuance date thereof (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date.  Each Warrant may be exercised in whole or in part during that period of time by delivering a duly executed Notice of Exercise Form to us, along with the full exercise price within three days of such exercise.  In the event that there is no effective registration statement with respect to the shares of common stock underlying the Warrants (the “Warrant Shares”), then the Warrants may also be exercised by means of a “cashless exercise.”

Upon full or partial exercise of any Warrant, the applicable Warrant Shares shall be transmitted to the purchaser through the Depository Trust Company’s Deposit Withdrawal Agent Commission system if we are then a participant in such system.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of any Warrant.  The exercise price of the Warrants shall be adjusted in the event that we pay any stock dividend, subdivide outstanding shares of our common stock into a larger number of shares, or combine outstanding shares of our common stock into a smaller number of shares while any Warrants are outstanding.  The exercise price of the Warrants is also subject to reduction in the event that we sell or reprice any security at a price per share that is less than the exercise price of the Warrants.  If the dilutive issuance is also a variable rate transaction, the number of Warrant Shares issuable under the Warrants shall also be increased such that the aggregate exercise price payable thereunder, after taking into account the reduction of the exercise price, shall be equal to the aggregate exercise price prior to such adjustment; provided, however, that until we have obtained stockholder approval of the transactions contemplated by the Offering, we may not adjust the exercise price of the Warrants below $0.3399, subject to adjustment for forward and reverse stock splits, stock dividends and similar transactions.  The Securities Purchase Agreement requires that we hold a meeting of stockholders at the earliest practicable date, but no later than June 30, 2010, for the purpose of obtaining stockholder approval of the transactions contemplated by the Securities Purchase Agreement.  Stockholder approval of Securities Purchase Agreement and the issuance of up to 8,000,000 Shares and up to 5,000,000 Warrant Shares is being sought hereunder in accordance with the requirements of the Securities Purchase Agreement.

 Under the terms of the Securities Purchase Agreement, if the Company does not obtain shareholder approval at the first meeting, the Company shall call a meeting every four months thereafter to seek shareholder approval until the earlier of the date shareholder approval is obtained or the Warrants are no longer outstanding.  The Securities Purchase Agreement does not subject the Company any economic penalties or other penalties if shareholder approval is not obtained.

The Board of Directors recommends stockholder approval of the Securities Purchase Agreement and the issuance of up to 8,000,000 Shares of the Company’s common stock, and up to 5,000,000 Warrant Shares.  The Board of Directors believes that it is in Wizzard’s best interests to be able to continue the development of our products and services to bring value to the shareholders of the company.  This will be greatly facilitated by the availability of the funding provided by the Investors under the Securities Purchase Agreement.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the Securities Purchase Agreement and the issuance of up to 13,000,000 shares of our common stock thereunder..

Your Board of Directors unanimously recommends a vote FOR the approval of the Securities Purchase Agreement and the issuance of up to 13,000,000 shares of our common stock thereunder.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board have appointed Gregory & Associates LLC, certified public accountants, as auditors to examine the financial statements of Wizzard for fiscal 2010 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Gregory & Associates audited our financial statements for the calendar year ended December 31, 2010.

Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Gregory & Associates for services rendered for the fiscal years ended December 31, 2009 and 2008. Audit fees include the cost of our annual audit and our subsidiaries including Gregory & Associates’ assessment of internal control over financial reporting, plus the costs of quarterly reviews, SEC filings requiring the consents of our independent auditor, and comfort letters provided to underwriters. Audit-related fees consisted of due diligence work on a potential acquisition. The Audit Committee approved 100% of the fees for both 2009 and 2008.

	Fiscal Year 2009	Fiscal Year 2008
Audit fees	$80,715	$85,575
Audit-related fees	—	—
Tax Fees	—	—
All other fees	—	—

Total	$80,715	$85,575

The Audit Committee is informed of and approves all services Gregory & Associates provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Gregory & Associates, the adverse vote will be considered a directive to the Audit Committee and the Board to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of Gregory & Associates LLC as Wizzard’s independent auditors.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Wizzard Software Corporation

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

ANNEX A

WIZZARD SOFTWARE CORPORATION

2010 STOCK OPTION PLAN

 (Subject to Stockholder Approval)

1.

Purpose.  The purpose of the Wizzard Software Corporation 2010 Stock Option Plan is to induce certain designated persons to continue to provide valuable services to Wizzard Software Corporation (the "Company") and to encourage such person to secure or increase on reasonable terms their stock ownership in the Company.  The Board of Directors of the Company believes the Plan is in the best interest of the Company and will promote the success of the Company.  This success will be achieved by encouraging continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and implementing the long-range plans of the Company.

Certain Options granted under this Plan are intended to be Incentive Stock Options qualified under Section 422 of the Code.  The Plan also permits the grant of Nonqualified Stock Options.

2.

Definitions.  For purposes of this Plan, the following terms shall have the meanings indicated below:

(a)  "Capital Stock" or "Common Stock": any of the Company's authorized but unissued shares of common stock.

(b)  "Code": the Internal Revenue Code of 1986, as amended from time to time.

(c)  "Fair Market Value":  the price per share determined by the Board of Directors at the time any Option is granted.  Fair Market Value of Incentive Stock Options shall be determined consistent with the Code and regulations.

 (d)  "Incentive Stock Option": an option defined in Section 422 of the Code to purchase shares of the Common Stock of the Company.

 (e)  "Non-Qualified Stock Option":  an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Common Stock of the Company.

 (f)  "Option": the term shall refer to a Stock Option granted under this Plan.

 (g)  "Option Agreement": a written agreement pursuant to which the Company grants an Option to an Optionee and sets the terms and conditions of the Option.

 (h)  "Option Date": the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Company.

(i)  "Option Stock": the Common Stock of the Company (subject to adjustment as described in Section 7) reserved for options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefore by exchange, stock split or otherwise.

(j)  "Optionee":  a person who is eligible to receive an Option under Section 5 of the Plan and to whom an Option has been granted under the Plan.

(k)  "Plan":  this Wizzard Software Corporation 2010 Stock Option Plan effective March 1, 2010, and as amended hereafter from time to time.

(l)  A "Subsidiary":  any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

3.

Options Available Under Plan.  An aggregate of 2,000,000 shares of the Company's authorized but unissued shares of Common Stock are hereby made available for grant, and shall be reserved for issuance, under this Plan.  The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7.  If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

4.

Administration.  The Plan shall be administered by the Board of Directors of the Company.  At all times subject to the authority of the Board of Directors, the Board of Directors may from time to time delegate some or all of its authority under the Plan to a committee consisting of three (3) or more Directors (the "Committee"), and/or obtain assistance or recommendations from such Committee.  If no separate committee is appointed, the Board shall constitute the Committee, and references to the Committee shall include the entire Board of Directors.

The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised.  At all times, a majority of the members of the Committee making determinations about the grant of Options to employee-directors or employee-officers must be disinterested in the grant being made.  The Committee may from time to time adopt rules and procedures for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

5.

Eligibility for Stock Options.  Incentive Stock Options under the Plan may only be granted to such employees of the Company or any Subsidiary thereof, as selected by the Committee.  Non-Qualified Stock Options may be granted to key employees, non-employee directors and any other persons providing valuable services to the Corporation.

In selecting the employees or other persons to whom Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan.  For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive Stock Option plans of the Company and all subsidiary corporations) shall not exceed $100,000.  Subject to the provisions of Section 3, an optionee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.  Any Incentive Stock Option that becomes exercisable and exceeds the above limitation shall be treated as a Non-Qualified Option.

No Stock Option may be granted under this Plan later than the expiration of ten (10) years from the Effective Date.

6.

Terms and Conditions of Options.  Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan.  The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

(a)  Number of shares and option price.  The Option Agreement shall state the total number of shares to which it pertains.  The price of Incentive Stock Option Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. In the event an Incentive Stock Option is granted to an employee, who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Company's stock then outstanding, the price of the shares of Option Stock which will be covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date.  Non-Qualified Options may be granted at a price equal to, greater than or less than Fair Market Value at the date of grant.  The Option price shall be subject to adjustment as provided in Section 7 hereof.

(b)  Period of options and right to exercise.  Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such times and shall be evidenced by such form of written Option Agreement as the Committee shall determine, provided that such determinations are not inconsistent with Code Section 422 and the regulations thereunder.  The Option Agreement may, at the discretion of the Committee, provide for the acceleration of vesting of Options upon a "Change in Control" of the Company, as defined in Section 6(h) below.

In addition, no Option granted, shall by its terms, be exercisable after the expiration of ten (10) years from the date such Option is granted.  Except, however, Incentive Stock Options granted to any employee who at the Option Date owns more than ten percent (10%) of the voting power of all shares of the classes of Company's stock then outstanding, may not be exercisable after expiration of five (5) years from the Option Date.  The period during which the Option may be exercised, once it is granted, shall not be reduced, except as provided in paragraphs (c), (d) and (e) below. The exercise of any Option will be contingent upon receipt by the Company of payment as provided in paragraph (f) below for the full purchase price of such shares.  No Optionee or his or her legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until certificates for such shares are issued under the terms of the Plan.

(c)  Termination of Employment or Service.  Unless the Option Agreement otherwise provides, in the event that an Optionee shall cease to be employed by (or performing services for, in the event of a Non-Qualified Stock Option) the Company for any reason other than death, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise any outstanding Options at any time within three (3) months after the termination of employment (or service in the case of a Non-Qualified Stock Option).  Notwithstanding the foregoing, in the case of a disabled employee or other Optionee, the Board of Directors at its discretion may permit exercise of Options within one year of termination of employment). In the event an Optionee shall cease to be employed, or in the case of an independent consultant, shall cease to provide services to the Company, for "cause," any outstanding Options in favor of such Optionee shall immediately terminate and such Optionee shall have no right to exercise any such Options.  For purposes of this Plan, the terms "disability "and "cause" shall have the meanings ascribed such terms in the employment or independent consulting agreements between the Company and any such Optionees.

(d)  Death of Optionee.  If the Optionee holding a "Qualified Stock Options" shall die (i) while in the employ of or while providing services to the Company or any Subsidiary, or (ii) within a period of three (3) months after the termination of his or her employment with the Company or any subsidiary as provided in paragraph (c) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan shall be exercisable until the earlier of the originally stated date of termination or one year from the date of death.  Such Option shall be exercised pursuant to subparagraph (f) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of his or her death.

(e)  Transfer of Option.  Each Option granted hereunder shall, by its terms, not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee.  Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.  Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

(f)  Manner of Exercise of Options.  An Option may be exercised, in whole or in part, at such time or times and with respect to such number of shares, as the Board of Directors, in its sole discretion, shall determine at the time that the Option is granted.  The Option terms shall be set forth in the Option Agreement granting the Option.  Such Option shall be exercisable only within the Option period and only by (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash, by cashier's check (by personal check at the discretion of the Company) or by a "cashless exercise" procedure established between the Company and a stock brokerage firm, subject to compliance with applicable securities laws.  When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Agreement is returned to the Optionee.  When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be canceled and retained by the Company.

(g)  Delivery of Certificate.  As promptly as practicable after receipt of the written notice and payment specified above, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

(h)  Change in Control.  A "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934 as amended ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the voting Capital Stock of the Company ("Voting Stock") or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.  Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a change in control for the purposes of this Plan.

(i)  Other Provisions.  The Option Agreements authorized under this Section shall contain such other provisions as the Committee shall deem advisable.

7.

Adjustment of Number of Shares.  If, and to the extent that, the number of issued shares of the Capital Stock of the Company shall be increased or reduced by change in par value, recapitalization, reorganization, merger, consolidation, split up, distribution of a dividend payable in stock or the like, the number of shares subject to the Option and the Option price therefore shall be equitably adjusted by the Committee consistent with such change to prevent substantial dilution or enlargement of the rights granted to or available to Optionees.

Subject to the foregoing, the grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.

No Rights as Stockholder.  An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee.

9.

No Obligation to Exercise Option.  The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.  Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the employer Company's rights to terminate such employment.

10.

Withholding Taxes.  If required by law, upon a disqualified disposition of an Incentive Stock Option, the Company shall have the right to require any Optionee that is or was an employee as of the Option Date, to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes, if any, resulting from such option exercise or early disposition of Option Stock.  Payment of such amount may be made in the same manner as payment of the exercise price or by tendering previously owned shares of the Company's Common Stock with a Fair Market Value on the date of exercise equal to such amount, subject to compliance with applicable securities laws.

11.

Common Stock Acquired for Investment.  Common Stock acquired by an Optionee under this Plan by exercise of any Option shall be acquired by the Optionee for investment and without intention of resale, unless, in the opinion of counsel of the Company, such common stock may be purchased without any investment representation.  Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Optionee as a condition of the Optionee exercising an Option under this Plan, and the Committee may place an appropriate legend on the common stock issued to the Optionee indicating that such common stock has not been registered under federal or state securities laws.  Each Option shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, then such Option shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing contained herein shall require the Company to register the Options or the shares of voting common stock purchased upon the exercise of said Options.

12.

Effective Date.  This Plan shall be effective March 1, 2010 (the "Effective Date") as approved by the Board of Directors, subject to approval by the shareholders of the Company.  However, unless within 12 months after the Plan is adopted by the Board of Directors, the Plan is approved by the vote of the holders of a majority of the outstanding Capital Stock of the Company, the Plan and options granted hereunder shall not qualify under Section 422 of the Code.  All subsequent stock options granted hereunder will be Non-Qualified Stock Options.  All Options granted prior to disqualification of the Plan for failure to obtain shareholder approval shall be converted to Non-Qualified Stock Options.

13.

Liquidation.  Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 7 in connection with a merger, consolidation or reorganization of the Company.

14.

Termination and Amendment of the Plan.  This Plan shall terminate ten (10) years after the Effective Date or at such earlier time as the Board of Directors shall determine.  Any termination shall not affect any Options then outstanding under the Plan.  The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Company, except as provided in Section 7 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) increase the maximum term of the Options provided for herein or (d) change the class of persons eligible to receive Options under the Plan.

15.

Governing law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado without reference to the principles of conflicts of law thereof.

v

wizzard

WIZZARD SOFTWARE CORPORATION
ATTN: JOHN BUSSHAUS
5001 BAUM BLVD
SUITE 770
PITTSBURGH, PA 15213

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WIZZARD SOFTWARE CORPORATION

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

Vote on Directors

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

Nominees:
01) Christopher Spencer
02) David Mansueto
03) J. Gregory Smith
04) Douglas Polinsky
05) Denis Yevstifeyev

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Proposals

	For	Against	Abstain
2. Proposal to approve the company's 2010 Employee Stock Option Plan of 2,000,000 options for shares of common stock.	☐	☐	☐
3. Proposal to approve the Securities Purchase Agreement dated April 1, 2010, and the issuance of up to 13,000,000 shares of our common stock pursuant thereto.	☐	☐	☐
4. Proposal to ratify the selection by the Board of Directors of Gregory & Associates, LLC as independent auditors of Wizzard Software Corporation for Fiscal 2010	☐	☐	☐

Note: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4.** If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

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WIZZARD SOFTWARE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2010

The stockholder(s) hereby appoint(s) John Busshaus and Christopher Spencer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Wizzard Software Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00PM, Eastern Time on June 09, 2010, at the Courtyard Marriot, 5308 Liberty Ave., Pittsburgh, PA 15224 and any adjournment

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(s). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

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Address Changes/Comments: ______________________________

____

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